UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: October 1, 2002



                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)



           MINNESOTA                  0-16106               41-1347235
(State of other jurisdiction  (Commission File No.) (IRS Employer Identification
        of incorporation)                                     Number)


                  2950 NE 84TH LANE, BLAINE, MN            55449
             (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code:  (763) 784-4995

    (Former name, former address and former fiscal year, if changed since last report):  N/A



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ITEM 5.   OTHER EVENTS

     We received the resignation of Gregory Von Wald from our Board of Directors effective September 30, 2002. This change is discussed in the press release included as an exhibit to this report.

ITEM 7.   EXHIBITS

Exhibit No.     Description
-----------     -----------

99.1            Press Release dated October 1, 2002




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 1, 2002           APA OPTICS, INC.



                                  By /s/ Robert M. Ringstad
                                     ----------------------
                                     Robert M. Ringstad, Chief Financial Officer
                                     (Principal accounting and financial
                                     officer) and Authorized Signatory


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